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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  November 6, 2000


                                   L90, INC.
             (Exact name of registrant as specified in its charter)


             Delaware                           000-28893            95-4761069
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(State or other jurisdiction                  (Commission    (IRS Employer
of incorporation or organization)             File Number)   Identification No.)

2020 Santa Monica Blvd., Ste. 400
Santa Monica, California                          90404
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(Address of principal executive offices)      (Zip Code)

      Registrant's telephone number, including area code:  (310) 315-1199

                                Not Applicable
      -------------------------------------------------------------------
         (Former name or former address, if changed since last report)

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                       This Report consists of 4 pages.


                      The Exhibit Index appears on page 4.
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Item 5.      Other Events.

Press Release
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          On November 6, 2000, the Registrant issued the press release attached hereto as Exhibit 99.1, which press release is incorporated by reference herein.


Item 7.      Financial Statements and Exhibits

Exhibits
--------

Document Description                             Exhibit No.
--------------------                             -----------
Registrant's press release dated                    99.1
November 6, 2000.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 7, 2000                   L90, Inc.
                                   a Delaware corporation


                                   By:    /s/ John C. Bohan
                                      -----------------------------
                                              President

                                       3
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                                 EXHIBIT INDEX

Document Description                             Exhibit No.
--------------------                             -----------
Registrant's Press Release dated                    99.1
November 7, 2000.

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